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                                                                    Exhibit 10.4

                                             [LOGO OF CLAYTON UTZ]

--------------------------------------------------------------------------------

Securitisation Advisory Services Pty Limited
Manager

Commonwealth Bank of Australia
CBA and Party A

Perpetual Trustee Company Limited
Party B

[        ]
[      ] and Standby Swap Provider

Series [               ] Medallion Trust
ISDA Master Agreement
(Currency Swap Agreement)

                             [LOGO CLAYTON UTZ]
                                     Lawyers

          Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney

                               www.claytonutz.com
                    Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
                Our ref - 174/784/1697903 Contact - Ben Sandstad

            Sydney . Melbourne . Brisbane . Perth . Canberra . Darwin

  Liability limited by the Solicitors' Limitation of Liability Scheme approved under the Professional Standards Act 1994 (NSW)

                                    Schedule

                                     to the

                                MASTER AGREEMENT

                             dated as of [ ] between

                  Securitisation Advisory Services Pty. Limited
                               ABN 88 064 133 946
                                   ("Manager")

                                       and

                         Commonwealth Bank of Australia
                               ABN 48 123 123 124
                             ("CBA " and "Party A")

                                       and

                        Perpetual Trustee Company Limited
                               ABN 42 000 001 007
 in its several capacities as trustee of various Series Trusts from time to time established under the Master Trust Deed and various Series Supplements
                                   ("Party B")

                                       and

                                   [ ] ABN [ ]
                       ("[ ]" and "Standby Swap Provider")

Part 1.   Termination Provisions.

In this Agreement:

(a)       "Specified Entity" does not apply in relation to Party A or Party B.

(b)       The definition of "Specified Transaction" is not applicable.

(c)       (i)   The following provisions of Section 5 will not apply to Party A:
                Section 5(a)(ii)      Section 5(a)(v)
                Section 5(a)(iii)     Section 5(a)(vi)
                Section 5(a)(iv)      Section 5(b)(iv)

          (ii)  The following provisions of Section 5 will not apply to Party B:
                Section 5(a)(ii)      Section 5(a)(v)       Section 5(a)(viii)
                Section 5(a)(iii)     Section 5(a)(vi)      Section 5(b)(iv)
                Section 5(a)(iv)    Section 5(a)(vii)

          (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(6)(b) of this Schedule) and Section 5(b)(iii)
                 will not apply to Party A as the Burdened Party.

(d) The "Automatic Early Termination" provisions in Section 6(a) will not apply to Party A or Party B.

(e) Payments on Early Termination. For the purposes of Section 6(e) of this Agreement:

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          (i)        Market Quotation will apply; and

          (ii)       the Second Method will apply.

(f) "Termination Currency" means US$ provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(g) "Additional Termination Event" applies. The following is an Additional Termination Event in relation to which both Party A and Party B are Affected Parties:

          "An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Relevant Notes immediately due and payable."

          For the purposes of calculating a payment due under Sections 6(d) and
          (e) when an Early Termination Date is designated under Section 6(b) as a result of such Additional Termination Event, Party B will be the only Affected Party.

Part 2.   Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:
          It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

          (i) the accuracy of any representation made by that other party pursuant to Section 3(f) of this Agreement;

          (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

          (iii) the satisfaction of the agreement of that other party contained in Section 4(d) of this Agreement,

          PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)       Payee Tax Representations.  For the purpose of Section 3(f) of this
          Agreement:

          (i) Party B and Party A, each makes the following representation:

                     It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on a business in a country outside Australia at or through a permanent establishment of itself in that country.

          (ii) [ ] as Standby Swap Provider represents that it is an "eligible contract participant" under the U.S. Commodity Exchange Act.

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Part 3.   Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)       Tax forms, documents or certificates to be delivered are:

Party required to deliver              Form/Document/Certificate                    Date by which to be
document                                                                             delivered

Party A, Party B, and the              Any document or certificate reasonably       On the earlier of (a)  learning
Standby Swap Provider                  required or reasonably requested by a        that such document or
                                       party in connection with its                 certificate is required and (b)
                                       obligations to make a payment under          as soon as reasonably
                                       this Agreement which would enable that       practicable following a request
                                       party to make the payment free from          by a party.
                                       any deduction or withholding for or on
                                       account of Tax or which would reduce
                                       the rate at which deduction or
                                       withholding for or on account of Tax
                                       is applied to that payment as
                                       requested by Party A with respect to
                                       any payments received by Party B.

(b)       Other documents to be delivered are:

Party required to deliver              Form/Document/Certificate                    Date by which to be
document                                                                            delivered

Party A, Party B, the                  A certificate specifying the names,          On the execution of this
Standby Swap Provider and              title and specimen signatures of the         Agreement and each
the Manager                            persons authorised to execute this           Confirmation unless that
                                       Agreement and each Confirmation or           certificate has already been
                                       other communication in writing made          supplied and remains true and
                                       pursuant to this Agreement on its            in effect and when the
                                       behalf.                                      certificate is updated.

Party A, Party B, the Standby          A legal opinion as to the validity and       Prior to the Closing Date.
Standby Swap Provider and              enforceability of its obligations
the Manager                            under this Agreement in form and
                                       substance (and issued by legal counsel)
                                       reasonably acceptable to each other
                                       party.


Party B                                A certified copy to Party A of each          Not less than 5 Business Days
                                       Credit Support Document specified in         (or such lesser period as
                                       respect of Party B and (without              Party A agrees to) before the
                                       limiting any obligation Party B may          Trade Date of the first
                                       have under the terms of that Credit          occurring Transaction and in
                                       Support Document to notify Party A of        the case of any amending
                                       amendments thereto) a certified copy         documents entered into
                                       to Party A of any document that amends       subsequent to that date,
                                       in any way the terms of that Credit          promptly after each amending
                                       Support                                      document (if any)

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
                                       Document                            has been entered into.

Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document (but including any certifications in relation to such documents), all documents delivered under this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a Confirmation on behalf of that party or a solicitor acting for that party has certified it to be a true and complete copy of the document of which it purports to be a copy.

Part 4    Miscellaneous

(a)       Addresses for Notices. For the purpose of Section 12(a) of this
          Agreement:

          Address for notices or communications to CBA as Party A:

          Address:            Commonwealth Bank of Australia
                              Level 8
                              48 Martin Place
                              Sydney  NSW  2000
                              AUSTRALIA

          Attention:          Manager, Securitisation

          Facsimile No.:      612 9378 2481

          Address for notices or communications to Party B:

          Address:            Perpetual Trustee Company Limited
                              Level 3
                              39 Hunter Street
                              Sydney  NSW  2000
                              AUSTRALIA

          Attention:          Manager, Securitisation Services

          Facsimile No.:      612 9221 7870

          Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

          Address:            Securitisation Advisory Services Pty. Limited
                              Level 8
                              48 Martin Place
                              Sydney  NSW  2000
                              AUSTRALIA

          Attention:          Manager, Securitisation

          Facsimile No.:      612 9378 2481

          Address for notices or communications to [          ] as Standby Swap
          Provider and (on and from the Novation Date) as  Party A:

          Address:            [         ]

          Attention:          [         ]

            Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

            Address:                [      ]

                                    [      ]

            Attention:              Head of Department


(b)         Process Agent. For the purpose of Section 13(c) of this Agreement:

            CBA as Party A appoints as its Process Agent: Not applicable.

            Party B appoints as its Process Agent: not applicable.

            [      ] as Standby Swap Provider and (on and from the Novation
            Date) as Party A appoints as its Process Agent: [      ], Sydney
            Branch.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)         Multibranch Party. For the purpose of Section 10(c) of this
            Agreement:

            Party A is not a Multibranch Party.

            Party B is not a Multibranch Party.

(e)         Calculation Agent.

            (i)   The Calculation Agent is:

                  (A) in respect of all notices, determinations and calculations in respect of amounts denominated in US$, the Agent Bank; and

                  (B) in respect of all other notices, determinations and calculations, the Manager.

            (ii) All determinations and calculations by the Calculation Agent will:

                  (A) be made in good faith and in the exercise of its commercial reasonable judgment; and

                  (B) be determined, where applicable, on the basis of then prevailing market rates or prices.

            All such determinations and calculations will be binding on Party A and Party B in the absence of manifest error. The Manager (or, if the Manager fails to do so and Party A notifies Party B, Party B) covenants in favour of Party A to use reasonable endeavours (including, without limitation, taking such action as is reasonably necessary to promptly enforce the obligations of the Agent Bank under the Agency Agreement) to ensure that the Agent Bank performs its obligations as Calculation Agent under this Agreement.

(f)         Credit Support Document.  Details of any Credit Support Document:

            (i)   In relation to CBA as Party A: Not applicable.

            (ii)  In relation to Party B: The Security Trust Deed.

            (iii)       In relation to [         ] as (on and from the Novation
                        Date) Party A: Not applicable.

(g)         Credit Support Provider.

            (i)         In relation to CBA as Party A: None.

            (ii)        In relation to Party B: None.

            (iii)       In relation to [         ] as (on and from the Novation
                        Date) Party A: None.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales, except the Credit Support Annex, which will be governed by and construed in accordance with the laws in force in the State of New York as provided in Paragraph 13(m)(iv) of the Credit Support Annex. Section 13(b)(i) is deleted and replaced by the following:

                        "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them; and".

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. However, for the purposes of Section 3(c) Party B is deemed not to have any Affiliates.

Part 5      Other Provisions

(1)         Payments: In Section 2:

            (a)         In Section 2(a)(i) add the following sentence:

                        "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any)".

            (b) In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

                        "Unless specified otherwise in this Agreement, payments under this Agreement by:

                        (i) Party A, will be made by 10.00 am (New York time); and

                        (ii)        Party B, will be made by 4.00pm (Sydney
                                    time),

                        on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

            (c) Insert a new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

                        "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

            (d)         Add the following new sentence to Section 2(b):

                        "Each new account so designated shall be in the same tax jurisdiction as the original account."

            (e)         Amend Section 2(d) as follows:

                        (i)         Delete the word "if" at the beginning of
                                    Section 2(d)(i)(4) and insert the following words instead:

                                    "if and only if X is Party A and".

                        (ii) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph.

                        Without prejudice to the above amendments, it is agreed that Party B:

                        (iii)       is not obliged to pay:

                                    (1)     any additional amount to Party A
                                            under Section 2(d)(i)(4); or

                                    (2)     any amount to Party A under Section
                                            2(d)(ii); and

                        (iv) will not receive payments under this Agreement or any Transaction from which deductions or withholdings have been made.

(2) Party B's Payment Instructions: Party B irrevocably authorises and instructs Party A to make payment of:

            (i) the Initial Exchange Amount due from Party A to Party B in respect of the Initial Exchange Date by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

            (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose.

(3) Party A's Payment Instructions: Party A irrevocably authorises and instructs Party B to make payment of:

            (i) any amount denominated in A$ due from Party B to the account in Sydney notified in writing by Party A to Party B from time to time; and

            (ii) any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(4)         Representations:  In Section 3:

            (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                        "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act, 1959 (Cth)) and section 13A(3) of the Banking Act, 1959(Cth)).";

            (b) Relationship Between Parties. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

                        (i) Non-Reliance. It is acting for its own account (in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                (iii) Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

          (c) insert the following new paragraphs (g), (h) and (i) in Section 3 immediately after Section 3(f):

                (g)    Series Trust.  By Party B, in respect of Party B only:

                       (i) Trust Validly Created. The Series Trust has been validly created and is in existence at the Trade Date of the first occurring Transaction.

                       (ii) Sole Trustee. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the Series Trust.

                       (iii) No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Series Trust.

                       (iv) Power. It has power under the Master Trust Deed to:

                              (A) enter into and perform its obligations under this Agreement and each Credit Support Document (in relation to Party B in its capacity as trustee of the Series Trust); and

                              (B) mortgage or charge the Assets of the Series Trust in the manner provided in the Credit Support Document (in relation to Party B),

                              and its entry into this Agreement and each Credit Support Document (in relation to Party B) is in the interests of the beneficiaries of the Series Trust and does not constitute a breach of trust.

                       (v) Good Title. It is the lawful owner of the Assets of the Series Trust and, subject only to the Credit Support Document in relation to Party B and any Security Interest permitted under the Credit Support Document in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Series Trust).

                (vi) Eligible Contract Participant. The Series Trust was not formed for the specific purpose of constituting an "eligible contract participant" under the Commodity Exchange Act.

                (vii) Total Assets. As at close of business on the Trade Date of the first occurring Transaction, following the issue of the Relevant Notes and provided that the aggregate Invested Amount of the Relevant Notes upon issue exceeds USD 10,000,000 the Series Trust will have total assets exceeding USD10,000,000.

          (h) Non-assignment. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under each Credit Support Document in relation to Party B.

          (i) Contracting as principal. Each existing Transaction has been entered into by that party as principal and not otherwise."

(5)  Event of Default: In Section 5(a):

     (a) Failure to Pay or Deliver: delete paragraph (i) and replace it with the following:

          ""(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before:

                (1) where the failure is by Party B, 10.00am on the tenth day after notice of such failure is given to Party B;" and

                (2) where the failure is by Party A, 10.00am on the tenth day after notice of such failure is given to Party A;";

     (b)  Consequential amendments:

          (i)   delete "or" at the end of Section 5(a)(vii); and

          (ii) replace the full stop at the end of Section 5(a)(viii) with "; or"; and

     (c)  Downgrade Obligations: insert the following new paragraph (ix):

                "(ix) Downgrade Obligations. In respect of Party A only, Party A fails to comply with Part 5(22) of the Schedule if such failure is not remedied on or before the tenth Business Day (or such later day as Party B and the Manager may agree and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes) after notice of such failure is given to Party A."

(6)  Termination Events:

     (a) Illegality: In respect of each Transaction, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions which would otherwise constitute an Illegality for the purposes of Sections 5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that, following the occurrence of that event:

           (i) neither Party A nor Party B will be entitled to designate an Early Termination Date in respect of that Transaction as a result of that event occurring;

           (ii) payment by Party B in accordance with Part 5(3) of the Schedule will continue to constitute proper performance of its payment obligations in respect of that Transaction; and

           (iii) Party A's obligations in respect of that Transaction or this Agreement will, to the extent permitted by law, be unaffected by the occurrence of that event.

     (b)   Party A's limited rights in relation to Tax Event:

           (i)    Notwithstanding Part 1(c)(iii) of the Schedule, but subject to
                  Section 6(b)(ii), Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Relevant Note Trustee has notified the parties in writing that it is satisfied that all amounts owing to the Relevant Noteholders will be paid in full on the date on which the Relevant Notes are to be redeemed.

           (ii) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                  (A) each Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; and

                  (B) that person has a long term credit rating assigned by each Rating Agency of at least the long term credit rating assigned by that Rating Agency to CBA, as at the date of this Agreement or, otherwise, the Standby Swap Provider provides its written consent to the transfer.

(7)  Termination:

     (a) Termination by Trustee: Party B must not designate an Early Termination Date without the prior written consent of the Relevant Note Trustee.

     (b) Termination by the Relevant Note Trustee: If following an Event of Default or Termination Event, Party B does not exercise its right to terminate a Transaction, then the Relevant Note Trustee may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

     (c) Termination Payments by Party B: Notwithstanding Section 6(d)(ii), any amount calculated as being due by Party B in respect of any Early Termination Date under Section 6(e) will be payable on the Monthly Distribution Date immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Monthly Distribution Date) except to the extent that such amount may be satisfied from an earlier distribution under the Security Trust Deed or the payment of an upfront premium in respect of a Replacement Currency Swap in accordance with Part 5(17)(b).

     (d) Transfers to avoid Termination: Section 6(b)(ii) is amended as follows:

           (i) The following sentence is added at the end of the second paragraph:

                "However, if Party A is that other party it must, if so requested by the Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to make such a transfer to an Affiliate provided the Rating Agencies have given prior written confirmation to the Manager that such a transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes."

           (ii) The third paragraph is deleted and replaced with the following:

                "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

                (1) where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

                (2) where the other party is Party B, if the Rating Agencies have confirmed in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

     (e)   Notice of Event of Default. For the purposes of Section 6(a) and (b):

           (i) Party A may only provide a notice specifying an Event of Default to Party B as the Defaulting Party and may only designate an Early Termination Date following a Termination Event where Party A or Party B (or both) is the Affected Party or the Burdened Party; and

           (ii) the Standby Swap Provider may not issue a notice specifying an Event of Default or designating an Early Termination Date (except as Party A on or after the Novation Date).

(8) No Set-Off: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(9)  Transfer: Section 7 is replaced with:

     "7.   Essential term: Transfer

     (a) Neither the interests nor the obligations of any party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to the Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

     (b)   Nothing in this Section 7:

           (i) restricts a transfer by a party after the other parties have agreed to the variation of this Agreement in accordance with
                Part 5(20) to the extent necessary to permit such transfer;

           (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) for the purposes of giving effect to a transfer under Section 6(b)(ii);

           (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

           (iv) restricts a transfer by Party B or the Manager to a Substitute Trustee or Substitute Manager, respectively, in accordance with the Master Trust Deed;

           (v) restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in relation to Party B; or

           (vi)   limits Parts 5(6)(b)(ii), 5(22), 5(23) or 5(24).

     (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction)."

(10) Facsimile Transmission: In Section 12:

     (a)   delete Section 12(a)(ii); and

     (b)   replace Section 12(a)(iii) with:

           "(iii) if sent by facsimile transmission:

                  (A) in the case of any notice or other communication pursuant to Parts 5(23) or (24), on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine); or

                  (B) otherwise, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;".

(11) Definitions

     In this Agreement, unless the contrary intention appears:

     (a) Master Trust Deed: subject to Part 5(11)(h), unless defined in this Agreement words and phrases defined in the Master Trust Deed and the Series Supplement have the same meaning in this Agreement. Subject to
           Part 5(11)(h), where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Master Trust Deed (on the one hand) and the Series Supplement (on the other hand), the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust;

    (b)     Trustee Capacity:

            (i) a reference to Party B is a reference to Party B in its capacity as trustee of the relevant Series Trust only, and in no other capacity; and

            (ii) a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph 11
                  (b)(i) only;

    (c)     Definitions: in Section 14:

            (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

                  ""Affected Transactions" means, with respect to a Termination Event, all Transactions." ""Local Business Day" has the same meaning as "Business Day"."

            (ii)  insert the following new definitions:

                  "BBSW" or "AUD-BBR-BBSW" in relation to a Calculation Period means the rate appearing at approximately 10.00 am Sydney time on the Reset Date for that Calculation Period on the Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of three months. If:

                  (a) on that Reset Date fewer than 4 banks are quoted on the
                      Reuters Screen page "BBSW"; or

                  (b) for any other reason the rate for that day cannot be
                      determined in accordance with the foregoing procedures,

                  then "BBSW" or "AUD-BBR-BBSW" means such rate as is specified by the Calculation Agent having regard to comparable indices then available.

                  "[ ]/CBA ISDA Master Agreement" means the ISDA Master Agreement Amendment Agreement dated on or about the date of this Agreement between [ ] and CBA, as amended from time to time.

                  "Credit Support Annex" means the Credit Support Annex to be executed substantially in the form as annexed to this Agreement.

                  "Inconvertibility Event" means any event beyond the control of CBA that makes it impossible for CBA to convert to U.S. Dollars through customary legal channels an amount of Australian Dollars sufficient to fulfil CBA's obligations under this Agreement and each Transaction.

                  "Joint Ratings" means the highest possible jointly supported short term credit rating or long term credit rating, as applicable, that can be determined in relation to Party A and the Standby Swap Provider by Moody's, S&P and Fitch in accordance with Moody's, S&P's an Fitch's respective approaches to jointly supported obligations provided that if either Party A or the Standby Swap Provider has a long term credit rating of less than BBB from S&P the Joint Ratings from S&P will be the credit ratings of the other party.

                  "Master Trust Deed" means the Master Trust Deed dated 8 October 1997 between Party B and the Manager, as amended from time to time.

                  "Novation Date" means the date upon which the obligations of CBA as Party A under this Agreement and each Transaction are novated to the Standby Swap Provider pursuant to Part 5(24)
                  (c).

                  "Prescribed Rating Period" means in relation to the Joint Ratings determined by the Rating Agencies:

                  (a) a period of 30 Business Days from the date of determination of the relevant credit rating where any Joint Rating immediately after that determination is less than the relevant Prescribed Rating but greater than or equal to a short term credit rating of A-1 by S&P and long term credit ratings of A- by S&P, A3 by Moody's and A- by Fitch, as the case may be; and

                  (b) a period of 5 Business Days from the date of determination of the relevant credit rating where any Joint Rating immediately after that determination is less than a short term credit rating of A-1 by S&P or less than a long term credit rating of A- by S&P, A3 by Moody's and A- by Fitch.

                  "Prescribed Ratings" means a short term credit rating of A-1+ by S&P or a long term credit rating of AA- by S&P and long term credit ratings of AA- by Fitch and A2 by Moody's.

                  "Quarterly Distribution Date" has the meaning given in Section 16.

                  "Relevant Calculation Amount" has the meaning given in Section 16.

                  "Relevant Notes" has the meaning given in Section 16.

                  "Relevant Note Trustee" has the meaning given in Section 16.

                  "Relevant Noteholders" has the meaning given in Section 16.

                  "Scheduled Maturity Date" has the meaning given in Section 16.

                  "Security Trust Deed" has the meaning given in Section 16.

                  "Series Supplement" has the meaning given in Section 16.

                  "Series Trust" has the meaning given in Section 16.

       (d)   Interpretation:

             (i)  references to time are references to Sydney time;

             (ii) a reference to "wilful default" in relation to Party B means, subject to Part 5(11)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

                  A.    (1)    arises as a result of a breach of a Transaction
                               Document by a person other than:

                                (a)  Party B; or

                                (b)  any other person referred to in Part 5(11)
                                     (d)(iii) of this Schedule; and

                           (2)  the performance of the action (the non-
                                performance of which gave rise to such breach) is a precondition to Party B performing the said obligation;

                      B. is in accordance with a lawful court order or direction or required by law; or

                      C. is in accordance with any proper instruction or direction of the Investors given at a meeting convened under the Master Trust Deed;

              (iii) a reference to the "fraud", "negligence" or "wilful default" of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

              (iv) a reference to "neither party" will be construed as a reference to "no party"; and

              (v) a reference to "other party" will be construed as a reference to "other parties".

         (e) ISDA Definitions: The 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")), as supplemented by the 1998 Supplement to the 1991 ISDA Definitions (as published by ISDA) (the "1991 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

         (f) Inconsistency: Subject to Part 5(11)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

              (i)     any Confirmation;

              (ii) this Schedule and Section 13 ("Elections and Variables") of the Credit Support Annex (as applicable);

              (iii)   the 1991 ISDA Definitions; and

              (iv) the printed form of the 1992 ISDA Master Agreement and the printed form of the ISDA Credit Support Annex which form part of this Agreement.

         (g)  Swap Transaction: Any reference to a:

              (i) "Swap Transaction" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

              (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the

                        1991 ISDA Definitions.

       (h) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

 (12) Limitation of Liability: Insert the following as Sections 15 and 16, after Section 14:

       "15.    Party B's Limitation of Liability

               (a) (Limitation on Party B's liability): Party B enters into this Agreement only in its capacity as trustee of the relevant Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the relevant Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of that Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

               (b) (Claims against Party B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of a Series Trust in any other capacity other than as trustee of that Series Trust, including seeking the appointment of a receiver (except in relation to Assets of that Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or affecting Party B (except in relation to the Assets of that Series Trust).

               (c) (Breach of trust): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the corresponding Series Supplement or any other corresponding Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the relevant Series Trust, as a result of Party B's fraud, negligence or wilful default.

               (d) (Acts or omissions): It is acknowledged that the Relevant Parties are responsible under the corresponding Transaction Documents for performing a variety of obligations relating to the relevant Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by any such Relevant Person or any other person appointed by Party B under such a Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any such Transaction Document) to fulfil its obligations relating to the relevant Series Trust or by any other act or omission of the Manager or the

                    Servicer or any other such person.

               (e) (No obligation): Party B is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document (including incur any further liability) unless Party B's liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.

          16.  Segregation

               Party B will enter into each Transaction as trustee of a Series Trust. Each Confirmation in relation to a Transaction must specify the name of the Series Trust to which the Transaction relates. Notwithstanding anything else in this Agreement, but without limiting the generality of Section 15, the provisions of this Agreement (including, without limitation, the Credit Support Annex) shall have effect severally in respect of each Series Trust and shall be enforceable by or against Party B in its capacity as trustee of the relevant Series Trust as though a separate Agreement applied between Party A, Party B (in its capacity as trustee of the Series Trust specified in the relevant Confirmation), the Manager and the Standby Swap Provider for each of Party B's said several capacities, to the intent that (inter alia):

               (a) (References to Party B): unless the context indicates a contrary intention, each reference to "Party B" in this Agreement shall be construed as a several reference to Party B in its respective capacities as trustee of each Series Trust;

               (b) (Separate Agreements): this Master Agreement including, without limitation, this Schedule and the Credit Support Annex together with each Confirmation relating to a particular Series Trust will form a single separate agreement between Party A, the Manager, the Standby Swap Provider and Party B in its capacity as trustee of that Series Trust and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, the Manager, the Standby Swap Provider or Party B shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A, the Manager, the Standby Swap Provider and Party B in its several capacity as trustee of the relevant Series Trust;

               (c) (Representations): representations made and agreements entered by the parties under this Agreement are made and entered severally by Party B in its respective capacities as trustee of each Series Trust and in respect of the relevant Series Trust and may be enforced by Party B against Party A, the Manager or the Standby Swap Provider severally in Party B's said several capacities (and by Party A, the Manager or the Standby Swap Provider against Party B in Party B's said several capacities);

               (d) (Termination): rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B severally in Party B's respective capacities as trustee of each Series Trust, and only accrue to Party B against Party A severally in Party B's said several capacities;

               (e)  (Events of Default and Termination Events): without limiting
                    Section 15, the occurrence of an Event of Default or Termination Event in respect of one Series Trust shall not in itself constitute an Event of Default or Termination Event in respect of any other Series Trust; and

                (f)     (Definitions):

                        (i)     the term "Series Trust":

                                (A) in this Section 16, means each Series Trust (as defined in the Master Trust
                                        Deed) specified or to be specified, as
                                        the context requires, as the relevant
                                        Series Trust in the Confirmation for a
                                        Transaction; and

                                (B) elsewhere in this Agreement, means each such Series Trust severally in accordance with the preceding provisions of this Section 16;

                        (ii)    the term "Transaction":

                                (A)     in this Section 16, means each
                                        Transaction governed by this Agreement;
                                        and

                                (B) elsewhere in this Agreement, means each such Transaction entered into by the trustee as Trustee of the relevant Series Trust;

                        (iii)   the term "Agreement":

                                (A) in this Section 16, and elsewhere if so specified, means this Master Agreement, including, without limitation, this Schedule and the Credit Support Annex, and all Confirmations governed by this Master Agreement; and

                                (B) elsewhere, unless specified otherwise, means the separate agreement referred to in Section 16(b) in respect of each particular Series Trust;

                        (iv) the terms "Quarterly Distribution Date", "Relevant Calculation Amount", "Relevant Note Trustee", "Relevant Notes", "Relevant Noteholders", "Scheduled Maturity Date", "Security Trust Deed" and "Series Supplement" in this Agreement to the extent that it applies in relation to a Series Trust have the respective meanings given to them in the Confirmations for the Transactions of that Series Trust."

(13) Further Assurances: Each party will, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14)    Procedures for Entering into Transactions

        (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B, the Standby Swap Provider and the Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between Party A, Party B, the Standby Swap Provider and the

                Manager), and Party B, the Standby Swap Provider and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

        (b) Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(15) Authorised Officer: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any Confirmation, notice or other written communication, which is issued in respect of this Agreement and which is purported to be signed on behalf of another party by a person specified in the certificate provided by that other party under Part 3(b), is authorised by that other party.

(16)    Recorded Conversations: Each party:

        (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

        (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting); and

        (c) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(17)    Replacement Currency Swap Agreement:

        (a) If any Transaction under this Agreement is terminated prior to the day upon which the Relevant Notes are redeemed in full, Party B may, at the direction of the Manager, enter into one or more currency swaps which replace that Transaction (collectively a "Replacement Currency Swap") provided that:

                (i) the Rating Agencies confirm in writing that the entry into the Replacement Currency Swap by Party B does not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; and

                (ii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

        (b) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(17)(a), Party B must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as an Expense.

        (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(17)(a), Party B may direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

        (d) The obligations of Party B (and the rights of Party A) under this Part 5(17) will survive the termination of this Agreement.

(18) Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19) Restrictions on Party B's Rights: Party B must at all times act in accordance with the instructions of the Manager in relation to this Agreement.

(20) Amendment to this Agreement: None of Party A, Party B, the Standby Swap Provider or the Manager may amend this Agreement unless the Rating Agencies have confirmed in writing that the proposed amendment will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

(21) Appointment of Manager: Party B hereby exclusively appoints the Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager's authority to act on behalf of Party B in accordance with this Part 5(21) of the Schedule.

(22)    Ratings Downgrade:

        (a) (Downgrade): If, as a result of the reduction or withdrawal of the credit rating of Party A or the Standby Swap Provider a Joint Rating is less than the relevant Prescribed Rating, Party A must by the expiry of the Prescribed Rating Period in relation to the credit ratings assigned by the Rating Agencies to Party A and the Standby Swap Provider at that time (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

                (i) provided that the short term Joint Rating by S&P is greater than or equal to A-1 or the long term Joint Rating by S&P is greater than or equal to A- and the long term Joint Rating by Fitch is greater than or equal to A-, lodge collateral in accordance with the Credit Support Annex in an amount equal to the Collateral Amount as defined in Part 5 (22)(b); or

                (ii) enter into, and procure that the Standby Swap Provider enters into, an agreement novating Party A's and/or the Standby Swap Providers' rights and obligations under this Agreement and each Transaction to a replacement counterparty acceptable to the Manager and the Standby Swap Provider and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; or

                (iii) enter into, or procure that the Standby Swap Provider enters into, such other arrangements in respect of each Transaction which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

                Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(22)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this
                Part 5(22)(a) (but will not be entitled to any additional grace period in relation to such a variation).

        (b) (Collateral Amount): For the purpose of this Part 5(22) the Collateral Amount will be an amount equal to the greater of the following:

                (i)     zero;

                (ii)    CCR; and

                (iii) an amount acceptable to Moody's and Fitch and sufficient to maintain the credit rating assigned to the Relevant Notes by Moody's and Fitch immediately prior to the review of the Joint Rating.

                Where:

                CCR = CR x 1.030

                CR = MTM + VB

                MTM means the aggregate mark-to-market value (whether positive or negative) of each Transaction determined in accordance with
                Part 5(22)(c) no earlier than 3 Business Days prior to the date that the Collateral Amount is lodged.

                VB means the volatility buffer, being the value calculated by multiplying the Relevant Calculation Amount as at the most recent Distribution Date by the relevant percentage obtained from the following table:

                ---------------------------------------------------------------------------------------------------
                Party A's and the       Where the period        Where the period        Where the period
                Standby Swap            between the date of     between the date of     between the date of
                Provider's jointly      recalculation and the   recalculation and the   recalculation and the
                supported long term     Scheduled Maturity      Scheduled Maturity      Scheduled Maturity
                credit rating by S&P    Date is less than or    Date is greater than 5  Date is greater than 10
                                        equal to 5 years        years and less than or  years
                                                                equal to 10 years
                ---------------------------------------------------------------------------------------------------
                A+                      1.05                    1.75                    3.0
                ---------------------------------------------------------------------------------------------------
                A                       1.35                    2.45                    4.5
                ---------------------------------------------------------------------------------------------------
                A-                      1.5                     3.15                    6
                ---------------------------------------------------------------------------------------------------

        (c) (Mark to Market Value): Party A must calculate the mark-to-market value of each Transaction by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide each Transaction in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

        (d) (Recalculation): Party A must recalculate the Collateral Amount (including the CCR and the mark-to-market value) on each Valuation Date. If:

                (i) the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is less than the recalculated Collateral Amount, the difference is the Delivery Amount in relation to that Valuation Date; or

                (ii) the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is greater than the recalculated Collateral Amount, the difference is the Return Amount in relation to that Valuation Date.

        (e) (Definitions): For the purposes of this Part 5(22) "Delivery Amount", "Posted Credit Support", "Return Amount", "Secured Party", "Value" and "Valuation Date" have the same meaning as in the Credit Support Annex.

(23) Transfer: Notwithstanding the provisions of Section 7, CBA as Party A may transfer all its rights powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any of its Affiliates ("Transferee") by delivering to the Standby Swap Provider, Party B and the Manager a notice expressed to be given under this provision signed by both CBA as Party A and the Transferee. Upon delivery of those documents to Party B:

        (a) (Party A's rights terminate): CBA's rights powers privileges and obligations as Party A under this Agreement and each Transaction terminate;

        (b) (Transfer and Assumption): CBA will be taken to have transferred its rights powers and privileges under this Agreement and each Transaction to the Transferee and the Transferee will be taken to have assumed obligations equivalent to those Party A had under this Agreement and each Transaction;

        (c) (Release): Party B will be taken to have released CBA as Party A from all its unperformed and future obligations under this Agreement and each Transaction; and

        (d) (Documents): this Agreement and the Confirmation relating to each Transaction shall be construed as if the Transferee was a party to it in place of CBA as Party A.

        A Transferee may utilise this provision as Party A. A transfer under this Part 5(23) will be of no force or effect until each Rating Agency confirms in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes and until the Standby Swap Provider has given its written consent to such a transfer (such consent not to be withheld if the Transferee is willing to enter into collateral arrangements between the Transferee and the Standby Swap Provider on substantially the same
        terms as have been agreed between [   ] and the Standby Swap Provider in
        the [   ]/CBA ISDA Master Agreement).

(24)    Standby Swap Provider:

        (a) (Commitment): Notwithstanding any other provision in this Agreement to the contrary, if CBA as Party A fails to:

                (i) make, when due, any payment required to be made by it to Party B under a Transaction; or

                (ii) comply with any obligation under Part 5(22) within the required period,

                then:

                (iii) as soon as practicable following such failure but, in relation to a failure to pay under a Transaction, in any event no later than 11.00 am (New York time) on the due date for such payment or, in relation to a failure to comply with an obligation under Part 5(22), no later than the Business Day following the due date for compliance with such obligation, Party B must notify CBA as Party A and the Standby Swap Provider in writing of such failure and:

                        (A) the amount of the defaulted payment and the basis of calculation of the defaulted payment; or

                        (B) details of the failure to comply with the obligation under Part 5(22),

                        as the case may be;

                (iv) as soon as reasonably practicable after its receipt of such notice (and in any event, in relation to a failure to pay under a Transaction, no later than 1.30 pm (New York time) on the due date for such payment, and, in relation to a failure to comply with an obligation under
                        Part 5(22), no later than 3 Business Days after the failure to comply with such obligation, provided, in each case, that notice has been given by Party B by the required times in accordance with Part 5(24)(a)(iii)) the Standby Swap Provider must:

                        (A) in relation to a failure to pay under a Transaction, pay to Party B the amount then owing by CBA as Party A to Party B under that Transaction by depositing such amount into the Collections Account in cleared funds; and

                        (B) in relation to a failure to comply with an obligation under Part 5(22), satisfy the obligations of CBA as Party A under Part 5(22); and

                (v) Party B acknowledges that a payment made by the Standby Swap Provider in full compliance with Part 5(24)(a)(iv)(A) will fully satisfy and discharge the obligation of Party A to make that payment.

        (b)     (Reimbursement): If on any day the Standby Swap Provider:

                (i) makes a payment pursuant to Part 5(24)(a)(iv)(A), CBA as Party A must by 2.00 pm (New York time) on the next following Business Day (or such other time as the Standby Swap Provider may agree in writing) pay to the Standby Swap Provider an amount equal to that payment by depositing such amount into the account which the Standby Swap Provider nominates for this purpose in cleared funds; or

                (ii)    satisfies the obligations of CBA as Party A pursuant to
                        Part 5(24)(a)(iv)(B), CBA as Party A must:

                        (A) within 3 Business Days, fulfill its obligations under Part 5(22) such that any collateral lodged by the Standby Swap Provider pursuant to Part 5(22)(a)(i) or any other arrangement made by the Standby Swap Provider pursuant to Part 5(22)(a)(iii) is returned to the Standby Swap Provider or will cease (but CBA as Party A will have no obligations to the Standby Swap Provider under this Part 5(24)(b)(ii)(A) in relation to any novation pursuant to Part 5(22)(a)(ii)); and

                        (B) upon demand by the Standby Swap Provider, indemnify the Standby Swap Provider from and against any other cost or liability incurred by the Standby Swap Provider in satisfying those obligations; and

                (iii) Each of the Standby Swap Provider and Party B acknowledge that a payment made by CBA as Party A in full compliance with Part 5(24)(b)(i) will fully satisfy and discharge the obligation of Party A to make that payment.

        (c)     (Novation): If:

                (i)     CBA as Party A defaults in its payment obligations under
                        Part 5(24)(b)(i) or (b)(ii)(B) for reasons other than solely a technical, computer or similar error outside the control of Party A and such default is not remedied on or before one Business Day after such failure;

                (ii)    CBA as Party A fails to fulfill its obligations under
                        Part 5(24)(b)(ii)(A); or

                (iii) an Inconvertibility Event occurs in respect of which CBA, as Party A, gives written notice to the Standby Swap Provider, Party B and the Manager prior to the Novation Date,

                then:

                (iv) CBA's rights, powers, privileges and obligations as Party A under this Agreement and each Transaction terminate other than its rights, powers, privileges and obligations pursuant to Part 5(24)(d) and Paragraph 13(m)(vii) of the Credit Support Annex;

                (v) subject to Part 5(24)(c)(vii), CBA will be taken to have transferred its rights powers and privileges as Party A under this Agreement and each Transaction to the Standby Swap Provider and the Standby Swap Provider will be taken to have assumed obligations equivalent to those that CBA as Party A had under this Agreement and each Transaction;

                (vi) Party B and the Standby Swap Provider will be taken to have released CBA as Party A from all its unperformed and future obligations under this Agreement and each Transaction other than its present and future obligations pursuant to Part 5(24)(d);

                (vii) this Agreement and the Confirmation relating to each Transaction shall be construed as if the Standby Swap Provider was a party to it in place of Party A except that:

                        (A) references to "CBA as Party A" will not apply to the Standby Swap Provider as Party A;

                        (B) references to any jointly supported credit rating of Party A and the Standby Swap Provider will be deemed to be references to the relevant credit rating of the Standby Swap Provider;

                        (C)     without limiting Part 5(24)(c)(vii)(A), this
                                Part 5(24) and Paragraph 13(m)(vii) of the
                                Credit Support Annex will not apply to the Standby Swap Provider as Party A;

                        (D) the Standby Swap Provider must (if it has not already done so) satisfy the obligations of Party A under Part 5(22)(a) within 10 Business Days of the Novation Date on the basis that any collateral lodged by CBA as Party A or any other arrangements made by CBA as Party A pursuant to
                                Part 5(22)(a)(iii) will be returned to CBA as Party A or will cease (but such collateral will only be returned and such arrangements will only cease upon compliance by the Standby Swap Provider with its obligations under this Part 5(24)(c)(vii)(D) and otherwise, where applicable, in accordance with Paragraph 13(m)(vii) of the Credit Support Annex or the terms of such arrangements).

        (d) (Termination Payment): Following novation under Part 5(24)(c) CBA as Party A must pay the Standby Swap Provider or the Standby Swap Provider must pay CBA as Party A an amount (the "Novation Settlement Amount") being:

                (i) in the case of payment by CBA as Party A to the Standby Swap Provider, an amount equal to the amount (if any) that would be payable by Party A to Party B; and

                (ii) in the case of payment by the Standby Swap Provider to CBA as Party A, an amount equal to the amount (if any) that would be payable by Party B to Party A,

                if each Transaction had been terminated, calculated and payable in accordance with Sections 6(d) and (e) on the basis that:

                (i) the Novation Date is the Early Termination Date and the Novation Settlement Amount is due and payable on the day that notice of the amount payable is effective except in the case of novation following an Inconvertibility Event (whether or not a failure referred to in Part 5(24)(a) has occurred) where the Novation Settlement Amount is due and payable on the date which is 2 Business Days after the day on which notice of the amount payable is effective;

                (ii)    in the case of:

                        (A) novation following an Inconvertibility Event (whether or not a failure referred to in Part 5(24)(a) has occurred), the Early Termination Date has resulted from a Termination Event and there are two Affected Parties;

                        (B) otherwise, the Early Termination Date has resulted from an Event of Default in respect of which Party A is the Defaulting Party;

                (iii) all calculations and determinations which would have been done by Party B are done by the Standby Swap Provider and all calculations and determinations that would have been done by Party A are done by CBA;

                (iv) a reference to Unpaid Amounts owing to Party B is a reference to such amounts payable by Party A to the Standby Swap Provider pursuant to Part 5(24)(b) and (e) and there are no Unpaid Amounts owing to Party A;

                (v) without limiting the foregoing, for the purposes of the definition of "Market Quotation" in Section 14 each Reference Market-maker would be required, upon entering into a Replacement Transaction, to fulfill the obligations of Party A under Part 5(22)(a) and to comply with Section 2(d) as amended by Part (5)(1)(e); and

                (vi)    the Termination Currency is U.S. Dollars.

        (e) (Default Interest): If CBA as Party A defaults in the performance of any payment obligations under Part 5(24)(b) or
                Part 5(24)(d), it must pay interest (before as well as after judgment) on the overdue amount to the Standby Swap Provider on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

        (f) (Irrevocable Notice): If the Standby Swap Provider satisfies the obligations of CBA as Party A under Part 5(24)(a)(iv)(B) by lodging collateral on behalf of CBA as Party A pursuant to Part 5(22)(a), CBA as Party A must promptly provide an irrevocable notice to Party B (copied to the Standby Swap Provider) directing Party

                B that any such collateral, and any Distribution or Interest Amount (as those terms are defined in the Credit Support Annex) with respect to such collateral, is to be returned or paid to the Standby Swap Provider and not to CBA as Party A.

Annexure 1

                   FORM OF CONFIRMATION [NAME OF SERIES TRUST]

                             [Letterhead of Party A]

[DATE]

To: Perpetual Trustee Company Limited    Securitisation Advisory Services Pty.
    as trustee of the Series Trust       Limited
    Level 3                              Level 8
    39 Hunter Street                     48 Martin Place
    Sydney  NSW  2000                    Sydney  NSW  2000
    AUSTRALIA                            AUSTRALIA

    Attention:   Manager, Securitisation    Attention: Manager, Securitisation
                 Services


    [     ]

    333 West 34th Street
    New York
    NY 10001
    UNITED STATES

    Attention:  Director, Derivatives Operations

CONFIRMATION - MEDALLION TRUST SERIES [      ]

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below. This Confirmation is entered into by Perpetual
Trustee Company Limited, ABN 42 000 001 007 as trustee of the Series [      ]
Medallion Trust (the "Series Trust").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [      ], as amended, novated or supplemented from
time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited, ABN 42 000 001 007 as trustee of, inter alia, the Series Trust ("Party B"), Securitisation Advisory
Services Pty. Limited, ABN 88 064 133 946 (the "Manager") and [       ] (the
"Standby Swap Provider"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the attached Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.  Our Reference:                [              ]

2.  Trade Date:                   [              ]

3.  Effective Date:               Issue Date in respect of the Relevant Notes

4.  Termination Date:             The earlier of:

                                  (a)   the date that the Relevant Notes have
                                        been redeemed in full in accordance with the Note

                                          Conditions; and

                                          (b)   the Scheduled Maturity Date.

5.   Floating Amounts

5.1  Floating Amounts Payable by Party A
     (subject to Paragraph 9 of this
     Confirmation):

     Floating Rate Payer:                 Party A

     Calculation Amount:                  For each Floating Rate Payer
                                          Payment Date, one half of the
                                          aggregate Invested Amount of the
                                          Relevant Notes as at the first day
                                          of the Calculation Period ending
                                          on but excluding that Floating
                                          Rate Payer Payment Date

     Floating Rate Payer Payment Dates:   Each Quarterly Distribution Date
                                          during the period commencing on
                                          and including [    ] and ending on
                                          and including the Termination
                                          Date, subject to adjustment in
                                          accordance with the Following
                                          Business Day Convention

     Floating Rate Option:                USD-LIBOR-BBA (except that
                                          references to "London Banking
                                          Days" in section 7.1(ag)(ii) and
                                          (iv) of the 1998 Supplement to the
                                          1991 ISDA Definitions will be
                                          replaced with references to
                                          "Banking Days" as that expression
                                          is defined in the Note Conditions)

     Designated Maturity:                 Three months (except that Linear
                                          Interpolation using three and four
                                          months will apply in respect of
                                          the first Calculation Period)

     Spread:                              In respect of:

                                          (a)    Floating Rate Payer Payment
                                                 Dates on or prior to [    ]
                                                 (or if that day is not a
                                                 Business Day, the next
                                                 following Business Day),
                                                 [   ]; and

                                          (b)    Floating Rate Payer Payment
                                                 Dates after [     ] (or if
                                                 that day is not a Business
                                                 Day, the next following
                                                 Business Day), [    ].

     Floating Rate Day Count Fraction:    Actual/360

     Reset Dates:                         The first day of each Calculation
                                          Period

     Compounding:                         Inapplicable


     Class A-1 Unpaid Coupon Amount:      On each Floating Rate Payer
                                          Payment Date, Party A will pay to
                                          Party B an amount calculated as
                                          follows:

                                                         LIBOR
                                          $YSUC = $AUC x ----- x $USExchangeRate
                                                         BBSW

                                          where:

                                          $US UC =  the amount to be paid by
                                          Party A;

                                           $AUC =  the A$ Class A-1 Unpaid
                                                   Interest Payment in relation
                                                   to the Quarterly Distribution
                                                   Date which is the same day as
                                                   that Floating Rate Payer
                                                   Payment Date;

                                           LIBOR = the Floating Rate Option
                                                   under this paragraph 5.1 in
                                                   respect of the Reset Date
                                                   which is the same day as that
                                                   Floating Rate Payer Payment
                                                   Date;

                                           BBSW =  the Floating Rate Option
                                                   under paragraph 5.2 in
                                                   respect of the Reset Date
                                                   which is the same day as that
                                                   Floating Rate Payer Payment
                                                   Date.


5.2  Floating Amounts Payable by Party
     B (subject to paragraph 9 of this
     Confirmation):

     Floating Rate Payer:                  Party B

     Calculation Amount:                   For each Floating Rate Payer Payment
                                           Date, the A$ Equivalent of one half
                                           of the aggregate Invested Amount of
                                           the Relevant Notes as at the first
                                           day of the Calculation Period ending
                                           on but excluding that Floating Rate
                                           Payer Payment Date

     Floating Rate Payer Payment Dates:    Each Quarterly Distribution Date
                                           during the period commencing on and
                                           including the Effective Date and
                                           ending on and including the
                                           Termination Date, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention

     Floating Rate Option:                 AUD-BBR-BBSW

     Designated Maturity:                  three months (except that Linear
                                           Interpolation using three and four
                                           months will apply in respect of the
                                           first Calculation Period)

     Spread:                               In respect of:

                                           (a) Floating Rate Payer Payment Dates
                                               on or prior to [           ] (or
                                               if that day is not a Business
                                               Day, the next following Business
                                               Day),[       ]; and

                                           (b) Floating Rate Payer Payment Dates
                                               after [       ] (or if that day
                                               is not a Business Day, the next
                                               following Business Day), [     ].

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

     Reset Dates:                          The first day of each Calculation
                                           Period

     Compounding:                          Inapplicable

     A$ Class A-1 Unpaid Interest          On each Floating Rate Payer Payment
     Amount:                               Date Party B will pay to Party A the
                                           A$ Class A-1 Unpaid Interest

                                           Payment in relation to the Quarterly
                                           Distribution Date which is the same
                                           day as that Floating Rate Payer
                                           Payment Date.

6.   Exchanges

6.1  Initial Exchange:

     Initial Exchange Date:                Issue Date

     Party A Initial Exchange Amount:      The A$ Equivalent of the Party B
                                           Initial Exchange Amount, being
                                           A$[        ]

     Party B Initial Exchange Amount:      One half of the Initial Invested
                                           Amount of the Relevant Notes on the
                                           Issue Date, being US$[         ]

                                           Notwithstanding Section 2(a)(ii) of
                                           the Agreement, Party A must pay the
                                           Party A Initial Exchange Amount to
                                           Party B by 4.00pm (Sydney time) on
                                           the Initial Exchange Date and Party B
                                           must pay Party A the Party B Initial
                                           Exchange Amount by 4.00pm (New York
                                           time) on the Initial Exchange Date.

6.2  Instalment Exchange:

     Instalment Exchange Date:             Each Distribution Date (other than
                                           the Final Exchange Date)

     Party A Instalment Exchange Amount:   In respect of an Instalment Exchange
                                           Date means the US$ Equivalent of one
                                           half of the A$ Class A-1 Principal
                                           Amount in relation to the Quarterly
                                           Distribution Date occurring on that
                                           Instalment Exchange Date

     Party B Instalment Exchange Amount:   In respect of an Instalment Exchange
                                           Date means one half of the A$ Class
                                           A-1 Principal Amount in relation to
                                           the Quarterly Distribution Date
                                           occurring on that Instalment Exchange
                                           Date
     6.3 Final Exchange:

     Final Exchange Date:                  Termination Date


     Party A Final Exchange Amount:        The US$ Equivalent of one half of the
                                           A$ Class A-1 Principal Amount in
                                           relation to the Quarterly
                                           Distribution Date which is the Final
                                           Exchange Date

     Party B Final Exchange Amount:        One half of the A$ Class A-1
                                           Principal Amount in relation to the
                                           Quarterly Distribution Date which is
                                           the Final Exchange Date


7.   Exchange  Rates:

     For the purpose of the definitions
     of "A$ Equivalent" and US$
     Equivalent":

     US$ Exchange Rate:                    [                ]

     A$ Exchange Rate:                     [                      ]

8.   Account Details:

8.1  Payments to Party A

     Account for payments in US$:          The account notified in writing by
                                           Part A to Party B in accordance with
                                           Part 5(3)(ii) of the Schedule to the
                                           Agreement

     Account for payments in A$:           The account notified in writing by
                                           Party A to Party B in accordance with
                                           Part 5(3)(i) of the Schedule to the
                                           Agreement

8.2  Payments to Party B

     Account for payments in US$:          The account notified in writing by
                                           the Principal Paying Agent to Party A
                                           in accordance with Part 5(2)(ii) of
                                           the Schedule to the Agreement

     Account for payments in A$:           The account notified in writing by
                                           Party B to Party A in accordance with
                                           Part 5(2)(i) of the Schedule to the
                                           Agreement

9.   Notifications to Party A              On or before the Determination Time
                                           in respect of each Distribution Date
                                           the Manager must notify Party A and
                                           the Standby Swap Provider in writing
                                           of:

                                           (a) the A$ Class A-1 Principal Amount
                                               which the Manager has directed
                                               Party B to pay to Party A on that
                                               Quarterly Distribution Date
                                               pursuant to clause 10.5(b)(i)A of
                                               the Series Supplement;

                                           (b) the A$ Class A-1 Interest Payment
                                               in relation to that Quarterly
                                               Distribution Date;

                                           (c) the amounts (if any) allocated to
                                               the Class A-1 Notes in respect of
                                               any Principal Charge-off or
                                               Principal Charge-off
                                               Reimbursement on the immediately
                                               preceding Determination Date in
                                               accordance with Conditions 7.9
                                               and 7.10 of the Note Conditions;
                                               and

                                           (d) the A$ Class A-1 Unpaid Interest
                                               Payment (if any) in relation to
                                               that Quarterly Distribution Date.

10.  Offices:                              The Office of CBA as Party A for each
                                           Transaction is Sydney.

                                           The Office of [    ] (on and from the
                                           Novation Date) as Party A is New
                                           York.

                                           The Office of Party B for each
                                           Transaction is Sydney.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely



Confirmed as at the date first written above:

SIGNED for and on behalf of
COMMONWEALTH BANK OF AUSTRALIA,
ABN 48 123 123 124



By:

           (Authorised Officer )

Name:

Title:

Confirmed as at the date first       Confirmed as at the date first written
written above:                       above:

SIGNED for and on behalf of          SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY            SECURITISATION ADVISORY
LIMITED, ABN 42 000 001 007          SERVICES PTY. LIMITED, ABN 88 064 133 946
as trustee of the Series [    ]
Medallion Trust


By:                                  By:

       (Authorised Officer)                 (Authorised Officer)

Name:                                Name:


Title:                               Title:

Confirmed as at the date first written above:

SIGNED for and on behalf of
[      ],

By:

          (Authorised Officer)

Name:


Title:

                              Definitions Schedule

In this Confirmation and in the Agreement to the extent that it relates to the Series Trust, unless the context otherwise requires:

"A$ Class A-1 Unpaid Interest Payment" means in relation to a Quarterly Distribution Date the amount available to be allocated towards payment to Party A in respect of A$ Class A-1 Unpaid Interest Amounts on that Quarterly Distribution Date in accordance with clause 10.2B(k)(i) of the Series Supplement determined on the basis that all amounts allocated towards payment of A$ Class A-1 Interest Amounts and A$ Class A-1 Unpaid Interest Amounts pursuant to clause 10.2B(k)(i) of the Series Supplement are allocated first towards payment of A$ Class A-1 Interest Amounts and then, once the A$ Class A-1 Interest Amounts are paid in full, towards payment of A$ Class A-1 Unpaid Interest Amounts.

"Class A-1 Note Trust Deed" means the Class A-1 Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the Relevant Note Trustee.

"Determination Time" in relation to a Quarterly Distribution Date means on or about 11.00am Sydney time 1 Business Day prior to that Quarterly Distribution Date.

"Quarterly Distribution Date" and " Monthly Distribution Date" each have the same meaning as in the Series Supplement.

"Note Conditions" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"Relevant Calculation Amount" means the Calculation Amount referred to in paragraph 5.1 of this Confirmation.

"Relevant Noteholders" means the Class A-1 Noteholders as that term is defined in the Class A-1 Note Trust Deed.

"Relevant Notes" means the Class A-1 Notes issued by the Trustee under the Class A-1 Note Trust Deed.

"Relevant Note Trustee" means The Bank of New York, New York Branch or, if the Bank of New York is removed or retires as the trustee for the Class A-1 Noteholders, any person appointed from time to time in its place in accordance with the Class A-1 Note Trust Deed.

"Scheduled Maturity Date" has the same meaning as in the Series Supplement.

"Security Trust Deed" means the Security Trust Deed dated on or about the date of this Confirmation between Party B, the Manager, the Relevant Note Trustee and P.T. Limited, ABN 67 004 454 666.

"Series Supplement" means the Series Supplement dated on or about the date of this Confirmation between CBA, Party B and the Manager.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

                   ANNEXURE- NEW YORK LAW CREDIT SUPPORT ANNEX

Paragraph 13 to New York Law Credit Support Annex

(13)      Elections and Variables

          (a)  Security Interest for "Obligations"

               The term "Obligations" as used in this Annex includes the additional obligations referred to in Paragraph 13(m)(vii)(B).

               "Base Currency" means US$.

               "Eligible Currency" means the Base Currency and any other currency agreed from time to time between Party A, Party B, the Standby Swap Provider and each Rating Agency.

          (b)  Credit Support Obligations

               (i)     Delivery Amount and Return Amount

                       "Delivery Amount" for a Valuation Date means the amount of collateral calculated in accordance with Part 5(22)(d)(i) for that Valuation Date.

                       "Return Amount" for a Valuation Date means the amount of collateral calculated in accordance with Part 5(22)(d)(ii) for that Valuation Date.

               (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Party A provided that the items specified in paragraphs (E), (F), (G) and (H) will only qualify as "Eligible Collateral" of Party A upon receipt by Party B and the Standby Swap Provider of an opinion as to the perfection of the Secured Party's security interest in such items in form and substance (and issued by legal counsel) satisfactory to Party B and the Standby Swap Provider:

                                                                                         Valuation
                                                                                        Percentage
                       (A)   negotiable debt obligations issued by the U.S. Treasury        98%
                             Department having a remaining maturity of not more than
                             one year

                       (B)   negotiable debt obligations issued by the U.S. Treasury        95%
                             Department having a remaining maturity of more than one
                             year but not more than five years

                       (C)   negotiable debt obligations issued by the U.S. Treasury        93%
                             Department having a remaining maturity of more than
                             five years but not more than ten years

                       (D)   negotiable debt obligations issued by the U.S. Treasury        90%
                             Department having a remaining maturity of more than ten
                             years

                       (E)   Agency Securities having a remaining maturity of not           97%
                             more than one year

                       (F)   Agency Securities having a remaining maturity of more          94%
                             than one year but not more than five years

                       (G)   Agency Securities having a remaining maturity of more          92%
                             than five years but not more than ten years

                       (H)   Agency Securities having a remaining maturity of more          89%
                             than ten years.

                       (I)   cash in an Eligible Currency.                                 100%

                       (J)   other Eligible Credit Support and Valuation
                             Percentage agreed by the parties and acceptable to each Rating Agency

                       Notwithstanding the foregoing to the contrary, the Valuation Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an Early Termination Date.

                       "Agency Securities" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Corporation or the Federal Home Loan Mortgage Corporation and which have been assigned a short term credit rating of A-1+ by S&P, but exclude: (i) interest only and principal only securities; and (ii) collateralized mortgage obligations, real estate mortgage investment conduits and similar derivative securities.

               (iii)   Other Eligible Support

                       Not applicable.

               (iv)    Thresholds

                       (A) "Minimum Transfer Amount" means with respect to both Party A and Party B: US$100,000.

                       (B) Rounding. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of US$10,000.

     (c)       Valuation and Timing

               (i)     "Valuation Agent" means Party A.

               (ii) "Valuation Date" means the last Business Day of each week and, at the option of either Party A or the Standby Swap Provider, any Business Day between Valuation Dates.

               (iii) "Valuation Time" means the close of business on the Business Day before the Valuation Date; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

               (iv) "Notification Time" means 11:00 am New York time on the second Business Day after the Valuation Date.

     (d)       Conditions Precedent and Secured Party's Rights and Remedies

               There are no "Specified Conditions" applicable to Party A. The following is a Specified Condition with respect to Party B:

               "If an Early Termination Date has been designated in respect of each Transaction provided that if an amount is due by Party A to Party B in respect of that Early Termination Date pursuant to Section 6, that amount has been paid in full."

     (e)  Substitution

          (i)   "Substitution Date" has the meaning specified in paragraph
                4(d)(ii).

          (ii) Consent. The Pledgor must obtain the Secured Party's consent for any substitution pursuant to paragraph 4(d). However such consent is not to be unreasonably withheld and the parties agree that not wanting to accept a particular type of Substitute Credit Support is not in itself a reasonable basis for withholding consent if the Substitute Credit Support is Eligible Collateral. The consent may be provided in a manner described in
                Section 12 or otherwise, including orally.

     (f)  Dispute Resolution

          (i)   "Resolution Time"" means 11:00 am New York time.

          (ii)  "Value". Not applicable.

          (iii) "Alternative". The provisions of Paragraph 5 will apply.


     (g)  Holding and Using Posted Collateral


          (i)   Eligibility to Hold Posted Collateral; Custodians.

                Party A: Not Applicable.

                Party B is not entitled to hold Posted Collateral. It must appoint a Custodian to hold Posted Collateral on its behalf pursuant to paragraph 6(b). Party B may only appoint a Custodian to hold Posted Collateral on its behalf if the following conditions are satisfied:

                (A) Party B is not a Defaulting Party;

                (B) Party B's Custodian will always be the Principal Paying
                    Agent, unless that party is Party A; and

                (C) if the Principal Paying Agent is Party A, then Party B must appoint a Custodian which is a Bank (as defined in the Federal Deposit Insurance Act, as amended) outside Australia, whose rating (with respect to its long term unsecured, unsubordinated indebtedness) is at all times at least Aa2 by Moody's and its short term debt rating is A-1+/F-1+ (S&P/Fitch), and Party B must notify Party A in writing of this appointment and of the relevant account for Paragraph 13(l).

                (D) Posted Collateral may only be held in one or more accounts in the name of Party B in the United States and any account established by Party B's Custodian to hold Posted Collateral shall be established and maintained for the sole purpose of receiving deliveries of and holding Posted Collateral.

          (ii) Use of Posted Collateral. The provisions of paragraph 6(c) will not apply to Party B and its Custodian. Party B's Custodian will permit Party B to secure Party B's obligations under the Relevant Notes by granting to the Security Trustee the charge under the Security Trust Deed over Party B's rights in relation to the Posted Collateral, but subject to Paragraph 13(m)(vi) of this Annex.

     (h)  Distributions and Interest Amount

          (i) Interest Rate. The "Interest Rate", in respect of Posted Collateral which is denominated in US$, for any day means the Federal Funds Overnight Rate. For the purposes hereof, "Federal Funds Overnight Rate" means, for any day, an interest rate per annum equal to the rate published as the Federal Funds Effective Rate that appears on Telerate Page 118 for such day. The "Interest Rate" in respect of Posted Collateral denominated in any other Eligible Currency means the rate as agreed between the parties.

          (ii) Transfer of Interest Amount. The Transfer of Interest Amount will be made monthly on the second Business Day of each calendar month.

          (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

     (i)  Additional Representation(s)

          None.

     (j)  Other Eligible Support and Other Posted Support

          "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

     (k)  Demands and Notices

          All demands, specifications and notices under this Annex will be made pursuant to the Section 12 of this Agreement; provided, that any such demand, specification or notice may be made by telephone ("Telephone Notice") between duly authorised employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

     (l)  Addresses for Transfers

          Party A: Party A to specify account for returns of collateral.

          Party B: Party B must notify Party A of its Custodian's account.

     (m)  Other Provisions

          (i)   Paragraph 4(b) of the Annex is replaced by the following:

                "(b) Transfer Timing. Subject to Paragraph 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made within three Business Days of receipt of the demand; if a demand is made after the Notification Time, then the relevant Transfer will be made within four Business Days of receipt of the demand."

          (ii)  Event of Default

                Joint Ratings below specified levels

                Paragraph 7(i) of the Annex is amended, on line 3, by replacing "two Business Days" with "three Business Days".

          (iii) Party B's expenses

                Subject to Section 15 of the Agreement, Party B agrees to pay Party A's costs and expenses in relation to or caused by any breach by Party B of its obligations under this Annex. Party A acknowledges and agrees that its obligations under this Annex will not be affected by a failure by Party B to comply with its obligations under this paragraph (m)(iii).

          (iv)  Governing Law notwithstanding

                Notwithstanding that the Agreement is expressed to be governed by the laws of New South Wales, this Annex (but not any other provisions of the Agreement) shall be governed by and construed in accordance with the laws of the state of New York without giving effect to choice of law doctrine and parties hereto agree that proceedings relating to any dispute arising out of or in connection with this Annex shall be subject to the non-exclusive jurisdiction of the federal or state courts of competent jurisdiction in the Borough of Manhattan in New York City, State of New York.

          (v)   No trial by jury

                Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Annex.

          (vi)  No pooling of Collateral with other Security Trust security

                Notwithstanding any provision in the Master Trust Deed, Series Supplement or Security Trust Deed, but without prejudice to Party B's rights under Paragraph 8(a) of this Annex, no party shall be entitled to deal with the Posted Collateral in any manner inconsistent with the rights of the Pledgor under Paragraphs 3(d), 4(b) or 8(b)(iii) of this Annex, and each party covenants to the other that it shall not permit any other person to gain any rights in relation to the Posted Collateral that are inconsistent with the rights of the Pledgor.

          (vii) Rights in Relation to Swap Provider's Posted Collateral Following Novation

                (A) The Secured Party will hold its security interest in, lien on and right of Set- Off against all Posted Collateral Transferred or received by the Secured Party from CBA as Party A (or from the Standby Swap Provider on behalf of CBA as Party A but not from the Standby Swap Provider in its capacity as Party A) hereunder on trust for the benefit of:

                     (1) the Series Trust as security for the Obligations of CBA as Party A to the Secured Party as trustee of the Series Trust (other than pursuant to Paragraph 13(m)(vii)(B)); and

                         (2) the Standby Swap Provider as security for the Obligations of CBA as Party A to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement, as that term is defined in Section 16(f)(iii)(A), and all CBA's present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of the credit
                              support annex to the [      ]/CBA ISDA Master
                              Agreement,

                         in accordance with the provisions of this Paragraph 13(m)(vii), and Paragraph 2 is varied accordingly.

                     (B) CBA as Party A covenants in favour of the Secured Party that it will duly and punctually pay to the Secured
                         Party:

                         (1) all its Obligations to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement, as that term is defined in
                              Section 16(f)(iii)(A); and

                         (2) all its present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of
                              the credit support annex to the [      ]/CBA ISDA
                              Master Agreement,

                         as and when the same fall due for payment.
                         Notwithstanding the foregoing, every payment by CBA as Party A, or the Secured Party in accordance with Paragraph 13(m)(vii)(C)(2)(b), to the Standby Swap Provider will operate as a payment by CBA as Party A to the Secured Party in satisfaction of CBA's obligations as Party A pursuant to this Paragraph 13(m)(vii)(B). The Secured Party will hold the benefit of its rights under this Paragraph 13(m)(vii)(B) on trust for the Standby Swap Provider in accordance with the provisions of this Paragraph 13(m)(vii).

                     (C) The Secured Party must deal with all Posted Collateral
                         Transferred or received by the Secured Party from CBA as Party A (or from the Standby Swap Provider on behalf of CBA as Party A but not from the Standby Swap Provider in its capacity as Party A) hereunder:

                         (1) prior to the Novation Date, in accordance with the provisions of this Agreement other than this Paragraph 13(m)(vii);

                         (2)  on or after the Novation Date:

                              (a) until the date upon which the Standby Swap
                                  Provider has initially fulfilled its
                                  obligations as Party A pursuant to Part
                                  5(22)(a) of the Schedule to this Agreement, such Posted Collateral must be held by the Secured Party and not Transferred or otherwise applied;

                              (b) on or after the date upon which the

                             Standby Swap Provider has initially fulfilled its obligations as Party A pursuant to Part 5(22)(a) of the Schedule to this Agreement and until CBA as Party A has paid in full all of its Obligations to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement, as that term is defined in Section 16(f)(iii)(A), and all its present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of
                             the credit support annex to the [    ]/CBA ISDA
                             Master Agreement, the Secured Party must, upon the instructions of the Standby Swap Provider, exercise the rights and remedies pursuant to Paragraph 8(a) in respect of such Posted Collateral, and Party A agrees that the Secured Party may exercise such rights and remedies under Paragraph 8(a) to the same extent and with the same effect as if an Event of Default or Specified Condition had occurred with respect to Party A, and apply the proceeds of the exercise of such rights and remedies in satisfaction of CBA's Obligations as Party A to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement, as that term is defined in Section 16(f)(iii)(A), as and when these are due and payable and CBA's present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of the credit support
                             annex to the [   ]/CBA ISDA Master Agreement as and
                             when these are due and payable (and to the Secured Party pursuant to Paragraph 13(m)(vii)(B)) until all such Obligations have been paid in full; and

                     (c) on or after the date upon which the Standby Swap Provider has initially fulfilled its obligations as Party A pursuant to Part 5(22)(a) of the Schedule to this Agreement and CBA as Party A has paid in full all its Obligations to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement, as that term is defined in Section 16(f)(iii)(A), and no amounts are or thereafter may become payable in respect to such Obligations and has paid in full all its present and future obligations to the Standby Swap Provider
                                        under Paragraph 13(m)(v) of the credit
                                        support annex to the [     ]/CBA ISDA
                                        Master Agreement (including by virtue of Paragraph 13(m)(vii)(C)(2)(b)) and no amounts are or thereafter may become payable with respect to such obligations, the Secured Party must Transfer to CBA as Party A all such Posted Collateral and the Interest Amount in relation to such Posted Collateral, if any.

                     (D) The Standby Swap Provider indemnifies the Secured Party from and against any cost or liability incurred by the Secured Party in complying with the instructions of the Standby Swap Provider pursuant to Paragraph 13(m)(vii)(C)(2)(b). The Standby Swap Provider acknowledges and agrees that the Secured Party may not, and is not required, to take any action to exercise its rights and remedies in relation to the Posted Collateral in respect of the Obligations of CBA as Party A to the Standby Swap Provider except upon the directions of the Standby Swap Provider and in accordance with this Paragraph 13(m)(vii).

                     (E) Following the Novation Date, the Secured Party must ensure that any Posted Collateral Transferred or received by the Secured Party from CBA as Party A is held by the Custodian separately from, and is not co-mingled with, Posted Collateral Transferred or received by the Secured Party from the Standby Swap Provider as Party A.

                     (F) This paragraph 13(m)(vii) applies notwithstanding any other provision of this Agreement.

           (viii)    Pledgor and Secured Party

                     In this Annex:
                     (a)     "Pledgor" means only Party A; and

                     (b)     "Secured Party" means only Party B.

           (ix)      Non-Australian Assets

                     CBA must only Transfer Posted Collateral to the Secured Party from its assets held outside Australia.

           (x)       Dispute Resolution

                     Paragraph 5(i) is amended by:

                     (A) replacing the word "Exposure" with the words "the Delivery Amount or the Return Amount, as the case may be" in the first paragraph of Paragraph 5(i);

                     (B) adding the word "and" at the end of Paragraph 5(i)(A) and deleting Paragraph 5(i)(B).

                     (xi)  Specified Condition

                           (A) In Paragraph 4(a)(ii) the words "or Specified Condition" are deleted.

                           (B) In Paragraph 8(b) the words "or Specified Condition" are deleted and replaced with the following "with respect to the Secured Party or a Specified Condition has occurred".

                     (xii) Return Amounts

                           If under this Agreement, as that term is defined in
                           Section 16(f)(iii)(A), a Novation Date has occurred, each Transfer obligation of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the condition precedent that the Standby Swap Provider, in its discretion, has consented to the Transfer unless CBA as Party A has paid in full all its Obligations to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement, as that term is defined in Section 16(f)(iii)(A), and no amounts are or thereafter may become payable with respect to such Obligations, and has paid in full all its present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of the credit support annex to the
                           [    ]/CBA ISDA Master Agreement (including by virtue
                           of Paragraph 13(m)(vii)(C)(2)(b)), and no amounts are or thereafter may become payable with respect to such obligations.